UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 6, 2023

 Broadcom Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38449	35-2617337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1320 Ridder Park Drive
San Jose,	California	95131-2313
(Address of principal executive offices including zip code)
(408)	433-8000
( Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AVGO	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    As described in Item 5.07 below, at the 2023 Annual Meeting of Stockholders on April 3, 2023 (the “2023 Annual Meeting”), the stockholders of Broadcom Inc. (“Broadcom”) approved the amendment and restatement of the 2012 Stock Incentive Plan (the “2012 Plan”). The Board of Directors of Broadcom had previously approved the 2012 Plan on February 6, 2023, subject to stockholder approval. All executive officers of Broadcom are eligible to participate in the 2012 Plan.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting, the Broadcom stockholders voted on the following matters and cast their votes as set forth below:

(1)The nine nominees were elected to serve as directors of Broadcom until the next annual meeting of stockholders or until their successors have been elected:

Name	For	Against	Abstain	Broker Non-Votes
Diane M. Bryant	305,968,175	32,990,597	185,578	33,995,313
Gayla J. Delly	335,250,160	3,712,380	181,810	33,995,313
Raul J. Fernandez	335,050,222	3,892,636	201,492	33,995,313
Eddy W. Hartenstein	270,500,911	68,445,897	197,542	33,995,313
Check Kian Low	302,879,425	36,075,842	189,083	33,995,313
Justine F. Page	337,145,694	1,821,578	177,078	33,995,313
Henry Samueli, Ph.D.	331,420,390	7,565,207	158,753	33,995,313
Hock E. Tan	338,356,295	647,634	140,421	33,995,313
Harry L. You	206,154,557	132,804,793	185,000	33,995,313

(2)A proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Broadcom for the fiscal year ending October 29, 2023 was approved:

For	Against	Abstain	Broker Non-Votes
368,187,655	4,664,492	287,516	0

(3)A proposal to approve an amendment and restatement of the 2012 Stock Incentive Plan was approved:

For	Against	Abstain	Broker Non-Votes
243,920,225	93,648,191	1,575,934	33,995,313

(4)An advisory vote to approve the named executive officer compensation was not approved:

For	Against	Abstain	Broker Non-Votes
109,116,393	228,382,090	1,645,867	33,995,313

(5)A majority of stockholders voted for 1 Year on an advisory vote on the frequency of the advisory vote on named executive officer compensation:

1 year	2 years	3 years	Abstain	Broker Non-Votes
333,255,177	266,327	4,041,121	1,581,725	33,995,313

Based on these results, and consistent with Broadcom’s recommendation and past practice, Broadcom will continue to hold an advisory vote on named executive officer compensation annually.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 6, 2023

Broadcom Inc. By: /s/ Kirsten M. Spears Name: Kirsten M. Spears Title: Chief Financial Officer and Chief Accounting Officer